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                                                                   Exhibit 10.13




                              APPLETON PAPERS INC.
                         EMPLOYEE STOCK OWNERSHIP TRUST
                         ------------------------------

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                                TABLE OF CONTENTS


ARTICLE 1 .................................................................... 1
         Name ................................................................ 1
         Independent Trustees ................................................ 1

ARTICLE 2 .................................................................... 2
     Management and Control of Trust Fund Assets ............................. 2
              The Trust Fund ................................................. 2
              Responsibility of Trustee ...................................... 2
              General Powers ................................................. 2
              Compensation and Expenses ...................................... 6
              Exercise of Trustee's Duties ................................... 6
              Plan Administration ............................................ 7
              Continuation of Powers Upon Trust Termination .................. 7

ARTICLE 3 .................................................................... 7
     Provisions Related to Investment in Company Stock ....................... 7
              Investment of Cash ............................................. 7
              Stock Dividends, Splits and Other Capital Reorganizations ...... 8
              Voting of Shares and Tender or Exchange Offers ................. 8
              Put Option ..................................................... 8

ARTICLE 4 .................................................................... 8
     Miscellaneous ........................................................... 8
              Disagreement as to Acts ........................................ 8
              Persons Dealing with Trustee ................................... 9
              Benefits May Not Be Assigned or Alienated ...................... 9
              Evidence ....................................................... 9
              Waiver of Notice ............................................... 9
              Counterparts ................................................... 9
              Governing Laws and Severability ................................ 9
              Successors, Etc ................................................ 9
              Action ......................................................... 9
              Conformance with Plan ..........................................10
              Indemnification ................................................10
              Headings .......................................................11

ARTICLE 5 ....................................................................11
     No Reversion to Company .................................................11

ARTICLE 6 ....................................................................12
         Change of Trustee ...................................................12

                                      -i-

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              Resignation ..................................................  12
              Removal of the Trustee .......................................  12
              Duties of Resigning or Removed Trustee and of Successor
                Trustee ....................................................  12
              Filling Trustee Vacancy ......................................  12
              Successor Trustee ............................................  12

ARTICLE 7 ..................................................................  13
         Additional Employers ..............................................  13

ARTICLE 8 ..................................................................  13
         Amendment and Termination .........................................  13
              Amendment ....................................................  13
              Termination ..................................................  13

                                      -ii-

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                              APPLETON PAPERS INC.
                         EMPLOYEE STOCK OWNERSHIP TRUST

          THIS TRUST AGREEMENT, made this 6th day of September, 2001, effective as of the 1st day of June 2001, by and between Appleton Papers Inc. (the "Company"), and State Street Bank and Trust Company, not in its individual or corporate capacity, but solely in its capacity as trustee (the "Trustee") of the Appleton Papers Inc. Savings and Employee Stock Ownership Trust ("Trust").

                                WITNESSETH THAT:
                                 ---------------

          WHEREAS, the Company has established an employee stock ownership plan (as described in Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended) (the "Code") which is known as the Appleton Papers Inc. Savings and Employee Stock Ownership Plan (the "Plan"); and

          WHEREAS, the Plan was established for the exclusive benefit of eligible employees of the Company and those of any Related Company (as defined in Article 7) that adopts the Plan and becomes a party to this Trust Agreement as provided in Article 7 (the Company and the Related Companies that are parties hereto are sometimes referred to below collectively as the "Employers" and individually as an "Employer"); and

          WHEREAS, the Employer has established two trusts for the purpose of funding benefits under the Plan: a Master Trust Agreement (the "Master Trust"); and this Trust, both of which are for the exclusive benefit of Participants in the Plan and their beneficiaries; and

          WHEREAS, the Master Trust holds the assets invested in various mutual funds selected by the Benefit Finance Committee of the Company; and

          WHEREAS, the Company has appointed Vanguard Fiduciary Trust Company to serve as trustee for the Master Trust; and

          WHEREAS, the Trust represented herein shall hold assets of the Plan invested primarily in shares of common stock of Paperweight Development Corporation ("Company Stock"), the parent company of the Company; and

          NOW THEREFORE, pursuant to the authority delegated to the undersigned officers of the Company by resolution of its Board of Directors adopted on April 20, 2001, IT IS AGREED, by and between the parties hereto, that the trust provisions contained herein shall constitute the agreement between the Company and the Trustee in connection with the Plan; and

          IT IS FURTHER AGREED, that the Trustee hereby accepts its appointment as Trustee under this Trust Agreement.

                                       1

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      IT IS FURTHER AGREED, by and between the parties hereto as follows:

                                    ARTICLE 1

1.1.  Name

     This Trust Agreement and Trust hereby evidenced shall be known as the "APPLETON PAPERS INC. EMPLOYEE STOCK OWNERSHIP TRUST."

1.2.  Independent Trustees

     It is understood that the Trust created hereunder is a separate trust from any trusts which may be held by independent trustees appointed by the Employer for certain assets of the Plan ("Independent Trustees") and that the Trustee shall not be responsible for any assets of the Plan that are held in any such separate trusts held by Independent Trustees. The Trustee is hereby expressly relieved of any responsibility or liability, whether as co-fiduciary or otherwise, in accordance with Section 405(b)(3)(A) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), for any losses resulting to the Plan arising from any acts or omissions on the part of Independent Trustees for the Plan.

                                    ARTICLE 2

                  Management and Control of Trust Fund Assets

     2.1. The Trust Fund. The Trust Fund as at any date means all property of every kind then held by the Trustee pursuant to this Trust Agreement and the Plan. The Trustee may manage, invest and account for all contributions made by the several Employers under the Plan as one Trust Fund without identification of any part of the Trust assets to the Company or any other person. If, for any reason, it becomes necessary to determine the portion of the Trust Fund allocable to each of the employees and former employees of any Employer as of any date, the Committee (as defined in paragraph 2.7) shall specify such date as an Accounting Date, and after all adjustments required under the Plan as of that Accounting Date have been made, the portion of the Trust Fund attributable to each of the employees and former employees shall be determined by the Committee and shall consist of an amount equal to the aggregate of the account balances of each employee and former employee of that Employer plus an amount equal to any allocable contributions made by that Employer since the close of the immediately preceding Plan Year. The Trustee need not inquire into the source of any money or property transferred to it nor the authority or right of the transferor to transfer such money or property to the Trustee.

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     2.2. Responsibility of Trustee. The Trustee shall not be responsible in any way for the adequacy of the Trust Fund to satisfy and discharge any or all liabilities under the Plan or for the proper application of distributions made or other action taken upon the written direction of the Committee. The powers, duties and responsibilities of the Trustee shall be limited to those set forth in this Trust Agreement, and nothing contained in the Plan, either expressly or by implication, shall be deemed to impose any additional powers, duties or responsibilities on the Trustee.

     2.3. Named Fiduciary. The Committee shall be a "Named Fiduciary" of the Plan and Trust as described in Section 402(a)(2) of ERISA, and each Participant, Beneficiary and Alternate Payee shall also be a Named Fiduciary with respect to the exercise of investment directions relating to the acquisition or disposition of Company Stock, including the exercise of voting and tender or exchange offer rights for Company Stock credited to the account of such Participant, Beneficiary or Alternate Payee.

     2.4. General Powers. Subject to the provisions of paragraphs 2.6 and 2.7 and Article 3, with respect to the Trust Fund, the Trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this Trust Agreement or by law:

     (a) to receive and to hold all contributions paid to it under the Plan; provided, however, that the Trustee shall have no duty to require any contributions to be made to it, to determine that the contributions received by it comply with the provisions of the Plan or with any resolution of the Board providing therefor;

     (b) as directed by the Committee, to retain in cash (pending investment, reinvestment or the distribution of dividends) such reasonable amount as may be required for the proper administration of the Trust and to invest such cash as provided in paragraph 3.1, provided, however, that pending receipt of directions from the Committee, the Trustee may retain reasonable amounts of cash, in its discretion, without any liability for interest;

     (c) as directed by the Committee, to make distributions from the Trust Fund to such persons, in such manner, at such times and in such forms (Company Stock, cash or a combination of both) as directed without inquiring as to whether a payee is entitled to the payment, or as to whether a payment is proper, and without liability for a payment made in good faith without actual notice or knowledge of the changed condition or status of the payee or the Company. If any payment of benefits directed to be made from the Trust Fund by the Trustee is not claimed, the Trustee shall notify the Committee of that fact promptly. The Committee shall make a diligent effort to ascertain the whereabouts of the payee or distributee of benefits returned unclaimed. The Trustee shall dispose of such payments as the Committee shall direct. The Trustee shall have no obligation to search for or ascertain the whereabouts of any payee or distributee of benefits from the Trust Fund;

     (d) to vote any stocks (including Company Stock, which shall be voted as provided in paragraph 3.3(a) hereof, as that paragraph may be amended from time to time), and, as directed by the Committee, bonds or other securities held in the Trust, or, as directed by the Committee, to otherwise consent to or request any action on the part of the issuer in person, by proxy or power of attorney;

     (e) as directed by the Committee, to contract or otherwise enter into transactions between itself, as Trustee, and the Company or any Company shareholder, for the purpose of acquiring or selling Company Stock and, subject to the provisions of paragraph 2.6, to retain such Company Stock;

     (f) to compromise, contest, arbitrate, settle or abandon claims and demands by or against the Trust Fund;

     (g) to begin, maintain or defend any litigation necessary in connection with the investment, reinvestment and administration of the Trust, and, to the extent not paid from the Trust Fund, the Company shall indemnify the Trustee against all expenses and liabilities reasonably sustained or anticipated by it by reason thereof (including reasonable attorneys' fees);

     (h) to retain any funds or property subject to any dispute without liability for the payment of interest, or to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction;

     (i) to report to the Company as of the last day of each Plan Year of the Plan (which shall be the same as the Trust's fiscal year), as of any Accounting Date (or as soon thereafter as practicable), or at such other times as may be required under the Plan, the then "Net Worth" of the Trust Fund, that is, the fair market value of all property held in the Trust Fund, reduced by any liabilities other than liabilities to Participants in the Plan and their Beneficiaries, as determined by the Trustee;

     (j) to furnish to the Company and the Committee an annual written account and accounts for such other periods as may be required under the Plan, showing the Net Worth of the Trust Fund at the end of the period, all investments, receipts, disbursements and other transactions made by the Trustee during the accounting period, and such other information as the Trustee may possess which the Company requires in order to comply with

          Section 103 of ERISA. The Trustee shall keep accurate accounts of all investments, earnings thereon, and all accounts, books and records related to such investments shall be open to inspection by any person designated by the Company or the Committee. All accounts of the Trustee shall be kept on an accrual basis. If, during the term of this Trust Agreement, the Department of Labor issues regulations under ERISA regarding the valuation of securities or other assets for purposes of the reports required by ERISA, the Trustee shall use such valuation methods for purposes of the accounts described by this subparagraph. If shares of Company Stock are not traded with sufficient volume or frequency, as determined by the Committee, to be considered as being readily tradable on a national securities market or exchange, all valuations of shares of Company Stock shall originally be made by an "Independent Appraiser" (as described in Section 401(a)(28)(C) of the Code) retained by the Trustee, and reviewed and finalized by the Trustee in accordance with Section 3(18)(B) of ERISA. The Company may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within thirty (30) days from the date upon which the accounting was delivered to the Company. Upon the receipt of a written approval of the accounting, or upon the passage of the period of time within which objection may be filed without written objections having been delivered to the Trustee, such accounting shall be deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such account, as fully as if such accounting had been settled and allowed by decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

     (k) as directed by the Committee, to pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit which, it shall or may be required to pay out of such benefit; and to require before making any payment such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee shall deem necessary for its protection;

     (l) to employ and to reasonably rely upon information and advice furnished by agents, attorneys, Independent Appraisers, accountants or other persons of its choice for such purposes as the Trustee considers desirable;

     (m) to assume, until advised to the contrary, that the Trust evidenced by this Agreement is qualified under Section 401(a) of the Code and is entitled to tax exemption under Section 501(a) thereof;

     (n) to have the authority to invest and reinvest the assets of the Trust Fund, upon direction from the Committee, in personal property of any kind, including, but not limited to bonds, notes, debentures, mortgages, equipment trust certificates, investment trust certificates, guaranteed investment contracts, preferred or common stock, and registered investment companies; provided, however, that all investments in Company Stock shall be undertaken pursuant to the provisions of paragraph 3.1. The Trustee shall follow the directions of the Committee and shall have no duty or obligation to review the assets from time to time so acquired, nor to make any recommendations with respect to the investment, reinvestment or retention thereof;

     (o) as directed by the Committee, to exercise any options, subscription rights and other privileges with respect to Trust assets, subject to the provisions of Article 3;

     (p) to register ownership of any securities or other property held by it in its own name or in the name of a nominee, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and may hold any securities in bearer form, but the books and records of the Trustee shall at all times reflect that all such investments are part of the Trust;

     (q) as directed by the Committee, to borrow such sum or sums from time to time as the Committee considers necessary or desirable and in the best interest of the Trust Fund, including to purchase Company Stock, and to enter into such agreements as directed by the Committee as the Committee determines necessary or appropriate to accomplish such actions, and for that purpose to mortgage or pledge any part of the Trust Fund (subject to the provisions of Code Section 4795(c) and the regulations issued thereunder);

     (r) to deposit securities with a clearing corporation as permitted by applicable law. The certificates representing securities, including those in bearer form, may be held in bulk form with, and may be merged into, certificates of the same class of the same issuer which constitute assets of other accounts or owners, without certification as to the ownership attached. Utilization of a book-entry system may be made for the transfer or pledge of securities held by the Trustee or by a clearing corporation. The Trustee shall at all times, however, maintain a separate and distinct record of the securities owned by the Trust;

     (s) to participate in and use the Federal Book-Entry Account System, a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities; and

     (t) as directed by the Committee, to perform any and all other acts which are necessary or appropriate for the proper management, investment and distribution of the Trust Fund; and

     (u) except as provided in paragraph 3.3(b) hereof, the Trustee shall not sell, exchange, transfer or otherwise dispose of Company Stock unless directed to do so by the Committee.

     2.5. Compensation and Expenses. The Trustee shall be entitled to reasonable compensation for its services, as agreed to between the Company and the Trustee from time to time in writing and to reimbursement of all reasonable expenses incurred by the Trustee in the administration of the Trust. The Trustee is authorized to pay from the Trust Fund all expenses of administering the Plan and Trust, including its compensation and any accounting, valuation and legal expenses, to the extent they are not paid directly by the Employers. The Trustee shall be fully protected in making payments of administrative expenses pursuant to the written directions of the Committee.

     2.6. Exercise of Trustee's Duties. The Trustee shall discharge its duties hereunder solely in the interest of the Plan's Participants and other persons entitled to benefits under the Plan, and:

     (a)  for the exclusive purpose of:

          (i) providing benefits to Participants and other persons entitled to benefits under the Plan; and

          (ii) defraying reasonable expenses of administering the Plan;

     (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

     (c) in accordance with the documents and instruments governing the Plan unless, in the good faith judgment of the Trustee, the documents and instruments are not consistent with the provisions of ERISA or this Trust Agreement; and

     (d) notwithstanding any other provision of the Trust Agreement, the Trustee shall not be required to comply with any provision of the Trust Agreement that is not consistent with the requirements of Title I of ERISA. Moreover, in the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Company or the Trustee, which shall, in the opinion of counsel to the Company or the Trustee, invalidate under ERISA in all circumstances or in any particular circumstances, any provision or provisions of this Trust Agreement, then, upon notice thereof to the Company or to the Trustee, as the case may be, such invalid or conflicting provision of this Trust Agreement shall be given no further force or effect.

     2.7. Plan Administration. The Plan shall be administered by a committee (the "Committee"), as defined in Section 1.12 of the Plan. Except as provided in subparagraphs 2.3(a), (f), (g), (h), (i), (j), (l), (n) (p), (r) and (s) of the
Plan, the Trustee shall have no authority to act unless directed by the Committee. The Committee may authorize one or more individuals to sign all communications between the Committee and Trustee and shall at all times keep the Trustee advised of the names of the members of the Committee and individuals authorized to sign on behalf of the Committee, and provide specimen signatures thereof. With the Trustee's prior written consent, the Committee may authorize the Trustee to act, without specific directions or other directions or instructions from the Committee, on any matter or class of matters with respect to which directions or instructions from the Committee are called for hereunder. The Trustee shall be fully protected in relying on any communication sent by any authorized person and shall not be required to verify the accuracy or validity of any signature unless the Trustee has reasonable grounds to doubt the authenticity of any signature. If the Trustee requests any directions hereunder and does not receive them, the Trustee shall act or refrain from acting, as it may determine, with no liability for such action or inaction.

     2.8. Continuation of Powers Upon Trust Termination. Notwithstanding anything to the contrary in this Agreement, upon termination of the Trust, the powers, rights and duties of the Trustee hereunder shall continue until all Trust Fund assets have been liquidated.


                                    ARTICLE 3

               Provisions Related to Investment in Company Stock

     3.1. Investment of Cash. The primary purpose of the Plan is to acquire an ownership interest in the Company either from the Company or its shareholders and to provide deferred compensation benefits to Participants, Beneficiaries and Alternate Payees in the form of shares of Company Stock. Accordingly the ESOP portion of the Plan has been established to provide for investment primarily in shares of Company Stock. The Trustee shall purchase Company Stock with the assets contained in the Participants'

ESOP Account upon the direction of the Committee, unless the Trustee determines that such purchase is prohibited by ERISA. The Trustee shall purchase Company Stock from the Company or from any shareholder, if the Trustee is directed by the Committee, and such stock may be outstanding, newly issued or treasury stock. All such purchases must be at a price not in excess of fair market value, as determined by an Independent Appraiser where such stock is not publicly traded. Pending investment of cash in Company Stock, the Trustee may invest such cash may be invested in savings accounts, certificates of deposit, high-grade short-term securities, common or preferred stocks, bonds, or other investments, or may be held in cash. Such investments may include any common or collective funds or mutual funds (including a common, collective, or mutual fund for which the Trustee or one of the affiliates of the Trustee serves as investment advisor) maintained as a short-term investment fund, the Declaration of Trust therefore being made hereby a part of this Trust Agreement is fully set forth herein and notwithstanding any other provisions hereof, to commingle said investment with assets similarly invested by trusts similar hereto, by investing the same as a part of one or more of such investment trust funds, all according to said Declaration of Trust as now constituted and as amended from time to time, or in other types of short-term investments approved by the Committee for these purposes. Subject to the provisions of paragraph 2.5, any cash dividends received by the Trustee on Company Stock held in the Trust Fund shall be applied, after the receipt of such cash dividends, as provided by Section 7 of the Plan.

          3.2. Stock Dividends, Splits and Other Capital Reorganizations. Any Company Stock received by the Trustee as a stock split or dividend or as a result of a reorganization or other recapitalization of the Company shall be allocated as of each Accounting Date under the Plan in proportion to the Company Stock to which it is attributable.

          3.3. Voting of Shares and Tender or Exchange Offers

          (a) The voting of Company Stock held in the Trust shall be subject to the provisions of ERISA and the following provisions, to the extent such provisions are not inconsistent with ERISA:

               (i) With respect to any corporate matter that involves the voting of Company Stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all of the assets of a trade or business, or such other transactions that may be prescribed by regulation (and, if the Company has a registration-type class of securities, all other shareholder voting issues), each Participant, Beneficiary, and Alternate Payee may be entitled to direct the Trustee as to the exercise of any shareholder voting rights attributable to shares of Company Stock then allocated to his ESOP Accounts, but only to the extent required by Sections 401(a)(22) and 409(e)(3) of the Code and the regulations there under. For purposes of the foregoing sentence, each Participant, Beneficiary, and Alternate Payee shall be a Named Fiduciary of the Plan as described in Section 402(a)(2) of ERISA. The Committee shall have the sole responsibility for determining when a corporate matter has arisen that involves the voting of Company Stock under this provision. If a Participant, Beneficiary, or Alternate Payee is entitled to so direct the Trustee, all allocated Company Stock as to which such instructions have been received (which may include an instruction to abstain) shall be voted by the Trustee in accordance with such instructions, provided that the Trustee may vote the shares as it determines is necessary to fulfill its fiduciary duties under ERISA. The Trustee shall vote any shares as to which no voting instructions have been received as directed by the Committee as a Named Fiduciary of the Plan, as described in Section 402 of ERISA.

          (ii) In all other circumstances, the Trustee shall vote all shares of Company Stock as directed by the Committee, as a Named Fiduciary of the Plan, as described in Section 402 of ERISA.

     (b) The tendering of Company Stock held in the Trust shall be subject to the provisions of ERISA and the following provisions, to the extent such provisions are not inconsistent with ERISA. In the event of a tender or exchange offer or other offer to purchase shares of Company Stock held by the Trust, the Trustee shall tender or sell the shares as directed by each Participant, Beneficiary and Alternate Payee with respect to shares of Company Stock then allocated to their ESOP Accounts, subject to the fiduciary duties under ERISA. In all other circumstances, the Trustee shall tender or exchange shares of Company Stock as directed by the Committee, as a Named Fiduciary of the Plan, as described in Section 402 of ERISA. In carrying out its responsibilities under this Section, the Trustee may rely on information furnished to it by the Committee, including the names and current addresses of Participants, Beneficiaries and Alternate Payees and the number of shares of Company Stock allocated to their ESOP Accounts.


     3.4. Put Option. If the distribution of a Participant's Account is to be made in cash, if a Participant exercises its rights under Section 14.2 of the Plan, or if the Trustee expects to incur substantial Trust expenses which will not be paid directly by the Employers, and the Trustee determines that the Trust Fund has insufficient cash to make anticipated distributions or pay Trust expenses, the Trust shall have a "put option" on Company Stock it holds to the Company for the purpose of making such anticipated distributions and paying such expenses. The purchase price for the sale of stock by the Trustee to the Company shall be the fair market value of the stock as of the date of the sale.

                                    ARTICLE 4

                                  Miscellaneous

     4.1. Disagreement as to Acts. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in any accounting, the Trustee shall have the right to have its account settled by a court of competent jurisdiction.

     4.2. Persons Dealing with Trustee. No person dealing with the Trustee shall be required to see to the application of any money paid or property delivered to the Trustee, or to determine whether or not the Trustee is acting pursuant to any authority granted to it under this Agreement or the Plan.

     4.3. Benefits May Not Be Assigned or Alienated. The interests under the Plan and this Agreement of Participants and other persons entitled to benefits under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except to the extent that the Committee directs the Trustee that any such interests are subject to a qualified domestic relations order, as defined in Section 414(p) of the Code.

     4.4. Evidence. Evidence required of anyone under this Agreement may be by certificate, affidavit, document or other instrument that the person acting in reliance thereon considers pertinent and reliable, and signed, made or presented by the proper party.

     4.5. Waiver of Notice. Any notice required under this Agreement may be waived in writing by the person entitled thereto.

     4.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and no other counterparts need be produced.

     4.7. Governing Laws and Severability. This Agreement shall be construed and administered according to the laws of the State of Wisconsin to the extent that such laws are not preempted by the laws of the United States of America. If any provision of this Agreement is held illegal or invalid, the illegality or invalidity shall not affect the remaining provisions of the Agreement, but shall be severable, and the Agreement shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.

     4.8. Successors, Etc. This Agreement shall be binding on the Employers, and any successor thereto by virtue of any merger, sale, dissolution, consolidation or reorganization, on the Trustee and its successor and on all persons entitled to benefits under the Plan and their respective heirs and legal representatives.

     4.9. Action. Any action required or permitted to be taken by the Company under this Agreement shall be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors. The Trustee shall not recognize or take notice of any appointment of any representative of the Company or Committee unless and until the Company or the Committee shall have notified the Trustee in writing of such appointment and the extent of such representative's authority. The Trustee may assume that such appointment and authority continue in effect until it receives written notice to the contrary from the Company or Committee. Any action taken or omitted to be taken by the Trustee by authority of any representative of the Company or Committee within the scope of his authority shall be as effective for all purposes hereof as if such action or nonaction had been authorized by the Company or Committee.

     4.10. Conformance with Plan. Unless otherwise indicated in this Trust Agreement, all capitalized terms shall have the meaning as stated in the Plan. To the extent the provisions of the Plan and this Agreement conflict, the provisions of the Plan shall govern; provided however, that the Trustee's duties and obligations shall be determined solely under this Trust Agreement.

     4.11. Indemnification.


     (a) The Trustee shall be indemnified and held harmless from all loss or liability (including expenses and reasonable attorney's fees) to which it may be subject by reason of its execution of its duties under this Trust Agreement, or by reason of any acts taken in good faith in accordance with directions, or acts omitted in good faith due to absence of directions from the Employers, the Committee, the Committee, an Investment Manager or a Participant, Beneficiary or Alternative Payee, unless such loss or liability is due to the Trustee's gross negligence or willful misconduct.

     (b) The indemnity described in subsection (a) may be provided by the Employers or (unless the loss or liability is due to a breach of the Trustee's fiduciary responsibilities under ERISA) from the Trust Fund. In the event that an indemnity payment is made from the Trust Fund, the Employers, in their discretion may reimburse the Trust Fund.

     (c) In the event that the Trustee is named as a defendant in a lawsuit or proceeding involving the Plan or the Trust Fund, the Trustee shall be entitled to receive on a current basis the indemnity payments provided for in this Section, provided, however, that: (1) if the final judgment entered in the lawsuit or proceeding holds that the Trustee is guilty of gross negligence or willful misconduct with respect to the Trust Fund, the Trustee shall be required to refund the indemnity payments that is has received, and
          (2) if the final judgment entered in the lawsuit or proceedings holds that the Trustee has breached its fiduciary responsibility with respect to the Trust Fund under ERISA, and the Trustee has received indemnity payments from the Trust Fund, the Trustee shall be required to refund such indemnity payments to the Trust Fund.

     4.12. Headings. The headings of Sections of this Agreement are for convenience of reference only and shall have no substantive effect on the provisions of this Agreement.


                                    ARTICLE 5

                             No Reversion to Company

     No part of the corpus or income of the Trust Fund shall revert to any Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, provided, however, that:

     (a) If, upon termination of the Plan with respect to any Employer, any amounts are held in a 415 Suspense Account which are attributable to the contributions of such Employer and such amounts may not be credited to the Accounts of Participants, such amounts, upon the written direction of the Committee, will be returned to that Employer as soon as practicable after the termination of the Plan with respect to that Employer.

     (b) Employer contributions under the Plan hereby are expressly conditioned upon the deductibility thereof under Section 404 of the Code, and, to the extent any such deduction of an Employer is disallowed, the Trustee shall, upon the written direction of the Committee, return the amount of the contribution (to the extent disallowed), reduced by the amount of any losses thereon, to the Employer within one year after the date the deduction is disallowed.

     (d) If a contribution or any portion thereof is made by an Employer by a mistake of fact, the Trustee shall, upon written direction of the Committee, return the amount of the contribution or such portion, reduced by the amount of any losses there on, to the Employer within one year after the date of payment to the Trustee.

Notwithstanding the foregoing, the Trustee has no responsibility as to the sufficiency of the Trust Fund to provide any distribution to an Employer under this Article 5.

                                    ARTICLE 6

                                Change of Trustee

               6.1. Resignation. The Trustee may resign at any time by giving thirty (30) days' advance written notice to the Company and the Committee.

               6.2. Removal of the Trustee. The Committee may, with the consent of the Company, which shall not be unreasonably withheld, remove the Trustee by giving thirty (30) days' advance written notice to the Trustee, subject to providing the removed Trustee with satisfactory written evidence of the appointment of a successor Trustee and of the successor Trustee's acceptance of the trusteeship.

               6.3. Duties of Resigning or Removed Trustee and of Successor Trustee. If the Trustee resigns or is removed, it shall promptly transfer and deliver the assets of the Trust Fund to the successor Trustee, and may reserve such amount to provide for the payment of all fees, expenses and taxes then or thereafter chargeable against the Trust Fund, to the extent not previously paid by the Company. The Company shall be obligated to reimburse the Trust for any amount reserved by the Trustee. Within 120 days, the resigned or removed Trustee shall furnish to the Company and the successor Trustee an account of its administration of the Trust from the date of its last account. Each successor Trustee shall succeed to the title to the Trust Fund vested in his predecessor without the signing or filing of any further instrument, but any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title or record in any successor Trustee. Each successor shall have all the powers, rights and duties conferred by this Trust Agreement as if originally named Trustee. No successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee and no predecessor trustee shall be liable for any act of a successor trustee. With the approval of the Committee, a successor Trustee may accept the account rendered and the property delivered to it by its predecessor Trustee as a full and complete discharge to the predecessor Trustee without incurring any liability or responsibility for so doing.

               6.4. Filling Trustee Vacancy. The Committee may, with the consent of the Company, which shall not be unreasonably withheld, fill a vacancy in the office of Trustee as soon as practicable by a writing filed with the person or entity appointed to fill the vacancy.

               6.5. Successor Trustee. In the event of the resignation of the Trustee pursuant to paragraph 6.1, or the removal of the Trustee pursuant to paragraph 6.2, the successor Trustee appointed by the Committee with the consent of the Company pursuant to paragraph 6.4 shall be a corporation experienced in the fiduciary aspects of leveraged employee stock ownership plans and in the business of providing trust and fiduciary services to such plans.

                                    ARTICLE 7

                              Additional Employers

               Any Related Company (as defined below) who adopts the Plan with the Company's consent shall become a party to this Trust Agreement. A "Related Company" is any corporation, trade or business during any period in which it is, along with the Company, a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as described in section 414(b), 414(c) and 414(m), respectively, of the Code or as described in regulations issued by the Secretary of the Treasury or his delegate pursuant to section 414(o) of the Code.

                                   ARTICLE 8

                            Amendment and Termination

               8.1. Amendment. While the Employers expect and intend to continue the Trust, the Company reserves the right to amend the Trust at any time pursuant to an action of the Company's Board of Directors, except that no amendment shall change the rights, duties and liabilities of the Trustee under this Trust Agreement without its prior written agreement, nor reduce a Participant's benefits to less than the amount such Participant would be entitled to receive if such Participant had resigned from the employ of the Employers on the date of the amendment. Amendments to the Trust shall be effective upon execution of such amendments by both the Company and the Trustee.

               8.2. Termination. The Trust may be terminated as to all Employers on any date specified by the Company. The Trust will terminate as to any Employer on the first to occur of the following:

               (a)  the date it is terminated by that Employer;

               (b) the date such Employer's contributions to the Trust are completely discontinued;

               (c) the date such Employer is judicially declared bankrupt under Chapter 7 of the U.S. Bankruptcy Code; or

               (d) the dissolution, merger, consolidation, or reorganization of that Employer, or the sale by that Employer of all or substantially all of its assets, except that, with the consent of the Company, such arrangements may be made whereby the Trust will be continued by any successor to that Employer or any purchaser of all or substantially all of that Employer's assets, in which case the successor or purchaser will be substituted for that Employer under the Trust.

The Trustee's powers upon termination as described above will continue until liquidation of the Trust Fund, or the portion thereof attributable to an Employer, as the case may be. Upon termination of this Trust the Trustee shall first reserve such reasonable amounts as it may deem necessary to provide for the payment of any expenses, fees or taxes then or thereafter chargeable to the Trust Fund. Subject to such reserve, the balance of the Trust Fund shall be liquidated and distributed by the Trustee to or for the benefit of the Participants or their beneficiaries, as directed by the Committee after compliance with applicable requirements of ERISA, as amended from time to time, or other applicable law, accompanied by a certification that the disposition is in accordance with the terms of the Plan and the Trustee need not question the propriety of such certification. The Company shall have full responsibility to see that such distribution is proper and within the terms of the Plan and this Trust.

IN WITNESS WHEREOF, the Company and Trustee have caused these presents to be signed and their seals to be hereunto affixed and attested by their duly authorized officers all as of the day and year first above written.

                                        APPLETON PAPERS INC.



                                        By:/s/ Paul J. Karch
                                           -------------------------------------
                                           Paul J. Karch, Secretary

                                        STATE STREET BANK AND TRUST COMPANY, not in its individual or corporate capacity, but solely in its capacity as TRUSTEE of the APPLETON PAPERS INC. EMPLOYEE STOCK OWNERSHIP TRUST

                                        By:/s/ Illegible
                                           -------------------------------------


                                        Its: Vice President
                                            ------------------------------------